Exhibit 10.4

SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT THIS SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (hereinafter. as it may be from time to time amended, modified. extended, renewed, substituted, and/or supplemented, referred to as this "Agreement") is made this 15th day of November, 2017, by and between WAYSIDE TECHNOLOGY GROUP, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as the "Grantor"), AND CITIBANK, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an address located at 99 Wood Avenue South, 2nd floor, Iselin, New Jersey 08830 (hereinafter referred to as the "Secured Party"). WITNESSETH: WHEREAS, pursuant to the terms, conditions, and provisions of that certain Business Loan Agreement dated as of January 4, 2013 (hereinafter referred to as the "Original Loan Agreement"), executed by and among Grantor, Lifeboat Distribution, Inc., a Delaware corporation (hereinafter referred to as "Lifeboat"), Techxtend, Inc., a Delaware corporation (hereinafter referred to as "Techxtend"), Programmer's Paradise, Inc., a Delaware corporation (hereinafter referred to as "Programmer's Paradise"), and the Lender, the Lender made available to the Grantor, Lifeboat, Techxtend, and Programmer's Paradise a secured electronic line of credit loan facility in the maximum principal amount of up to $10,000,000.00 for the purposes of providing working capital and for general corporate purposes (hereinafter referred to as the "Original Loan Facility"); and WHEREAS, pursuant to the terms, conditions, and provisions of that certain Joinder and Amendment Agreement dated as of March 29, 2013 (hereinafter referred to as the "Joinder and Amendment Agreement"), executed by and among, inter alia, the Grantor, Lifeboat, Techxtend, Programmer's Paradise, ISP International Software Partners, Inc., a Delaware corporation (hereinafter referred to as "ISP" and hereinafter the Grantor, Lifeboat, Techxtend, Programmer's Paradise, and ISP shall be collectively referred to as the "Co-Borrowers"), and the Lender, the parties thereto agreed to amend and modify, inter alia, the Original Loan Agreement for the purposes more particularly set forth therein (hereinafter the Original Loan Agreement, as amended by the Joinder and Amendment Agreement, shall be referred to as the "Existing Loan Agreement"); and WHEREAS, the obligations of the Co-Borrowers in connection with the Existing Loan Facility were secured by, inter alia, that certain Amended and Restated Commercial Pledge Agreement dated March 28, 2013, executed by Wayside, as grantor, the Co-Borrowers, as borrowers, and the Secured Party, as lender (hereinafter, as it may have been from time to time amended, modified, extended, renewed, substituted, and or supplemented, referred to as the "Original pledge Agreement"); and WHEREAS, the Co-Borrowers have requested that the Secured Party, and the Secured Party has agreed, pursuant to the terms, conditions, and provisions of that certain Second Amended and Restated Revolving Credit Loan Agreement dated of even date herewith (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the "Loan Agreement"), executed by the Co-Borrowers, as co-borrowers, and the Secured Party, as lender, to amend [SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

and restate in their entirety the Existing Loan Agreement, for the purposes of, inter alia providing for an amended and restated revolving credit loan facility in the maximum principal amount of up to Twenty Million and 00/100 ($20,000,000.00) Dollars (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the "Loan Facility"), which amended and restated revolving credit loan facility amends and restates the Original Loan Facility in its entirety; and WHEREAS, capitalized terms used but not expressly defined herein shall have the same meanings when used herein as set forth in the Loan Agreement; and WHEREAS, as an inducement to the Lender to make the Loan Facility available to the Co- Borrowers, the Lender has required that the Grantor agree to amend and amend and restate in its entirety the Original Pledge Agreement with the terms, conditions, and provisions of this Agreement. NOW, THEREFORE, IN CONSIDERATION OF THESE PREMISES AND THE MUTUAL REPRESENTATIONS, COVENANTS AND AGREEMENTS OF THE GRANTOR AND THE SECURED PARTY, EACH PARTY BINDING ITSELF AND ITS SUCCESSORS AND/OR ASSIGNS, HEREBY PROMISES, COVENANTS, AND AGREES TO AMEND AND RESTATE THE ORIGINAL PLEDGE AGREEMENT WITH ALL OF THE TERMS, CONDITIONS, AND PROVISIONS SET FORTH HEREINBELOW, AND ALL OF THE TERMS, CONDITIONS, AND PROVISIONS OF THE ORIGINAL PLEDGE AGREEMENT ARE HEREBY DEEMED SUPERSEDED, SUBSTITUTED, AND REPLACED BY THE FOLLOWING: 1. Pledge. Upon and pursuant to the terms, conditions and provisions of this Agreement, the Grantor hereby grants and delivers to the Secured Party a continuing pledge, first lien on and security interest in and to (hereinafter referred to as the "Security interest"), all of the rights, title and interests of the Grantor in and to all of the following securities instruments and property (said securities instruments and property hereinafter being collectively referred to as the "Collateral"): sixty-five percent (65%), on a fully diluted basis, of all the shares of the authorized, issued and outstanding capital stock (hereinafter collectively referred to as the "Wayside Canada Shares") of Wayside Technology (Canada), Inc. (hereinafter referred to as "Wayside Canada"); sixty-five percent (65%), on a fully diluted basis, of all the shares of the authorized, issued and outstanding capital stock (hereinafter collectively referred to as the "Wayside Europe Shares" and hereinafter the Wayside Canada Shares and the Wayside Europe Shares shall be collectively referred to as the "Shares") of Wayside Technology Group Europe BV (hereinafter referred to as "Wayside Europe" and hereinafter Wayside Canada and Wayside Europe shall be collectively referred to as the "Companies"); All certificates, options, rights, securities or other distributions issued as an addition to, in substitution or in exchange for, or on account of, the Shares described in subparagraphs (i) and (ii) of this Paragraph I (including, without limitation, any and all stock options to purchase shares) so that the Secured Party maintains at all times under this Agreement, a pledge of and security interest in and to sixty-five percent (65%), on a fully diluted basis, of all shares of the authorized issued and outstanding capital stock of each of the Companies; Any stock or other securities acquired by the Grantor or the Grantor's designee with respect to, incident to or in lieu of the Shares described in this Paragraph 1 or with respect to, [SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

incident to or in lieu of the Collateral (a) due to any dividend, stock-split, stock dividend or distribution on dissolution, on partial or total liquidation, or for any other reason, (b) in connection with a reduction of capital, capital surplus or paid-in-surplus or (c) in connection with any spin-off, split-off, reclassification, readjustment, merger, consolidation, sale of assets, combination of shares or any other plan of distribution affecting the Companies; Any subscription or other rights or options issued in connection with the Shares described in this Paragraph I, and, if exercised by the Grantor, all new shares or other securities so acquired by the Grantor, which shall immediately be assigned and delivered to the Secured Party and held under the terms of this Agreement in the same manner as the Shares originally pledged hereunder; and Any and all proceeds, monies, income and benefits arising from or by virtue of, and all dividends and distributions (cash or otherwise) payable and/or distributable with respect to, all or any of the Shares or other securities and rights and interests described in this Paragraph I. Obligations Secured. This Agreement and the Security Interest granted hereunder secure the payment and performance by the Grantor, when due, of all of the liabilities and obligations of the Grantor to the Secured Party (i) in connection with the Loan Facility and (ii) under and pursuant to the terms, conditions and provisions of the Loan Agreement and all of the other Loan Documents (hereinafter collectively referred to as the "Obligations"): Delivery of Collateral. All certificates, securities or instruments representing or evidencing the Collateral shall be delivered to and held by the Secured Party pursuant to the terms of this Agreement and said delivered Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time after the occurrence of an Event of Default, in its sole discretion and without notice to the Grantor, to transfer to or to register in the name of the Secured Party or any of the Secured Party's nominees, all or any part of the Collateral, subject only to the revocable rights specified in Paragraph 7 hereof and the terms, conditions and provisions of Paragraph 9 and Paragraph I 0 hereof. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations. Representations and Warranties. The Grantor hereby represents and warrants to the Secured Party that: (i) the Shares represent, in the aggregate, sixty-five percent (65%) of the authorized, issued and outstanding shares of each Company's voting capital stock, on a fully-diluted basis; (ii) the Grantor is the legal, record and/or beneficial owner of the Collateral; (iii) the Collateral is duly authorized and issued, fully paid, and nonassessable, and all documentary, stamp, or other taxes or fees owing in connection with the issuance, transfer and/or pledge thereof hereunder have been paid and will be hereafter paid by the Grantor as same becomes due and payable; (iv) no dispute, counterclaim or defense exists with respect to all or any part of the Collateral; (v) all of the Collateral is owned or controlled by the Grantor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in the Collateral and all of the Collateral will remain so at all times during the continuation of the Security Interest; (vi) there are no restrictions upon the transfer, hypothecation or pledge of any of the Collateral, other than such restrictions which may be imposed by applicable law; (vii) the Grantor has the full power, capacity and legal right to grant a security interest in the Collateral free of any encumbrances and without obtaining the consent of any other Person; (viii) the execution and delivery of this Agreement, and the performance of its terms, will not violate or constitute a default under the terms of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation of the United States of America or any state or political subdivision [SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

thereof, applicable to the Grantor or any of its property; (ix) this Agreement has been duly executed and delivered by the Grantor and constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms subject to applicable bankruptcy and insolvency laws; (x) upon delivery of the Collateral to the Secured Party, this Agreement creates a valid first lien upon and perfected security interest in and to the Collateral and the proceeds thereof, subject to no prior security interest, lien, charge, encumbrance or agreement purporting to grant any Person a security interest in the property or assets of the Grantor which would include the Collateral and (xi) there are no stock options, warrants, subscriptions or other rights outstanding on the date hereof with respect to the Shares, except as has been previously disclosed in writing to the Secured Party. 5. Covenants. The Grantor hereby further covenants and agrees to do the following, all at its own cost and expense: from time to time to promptly execute, assign, endorse and deliver to the Secured Party all Collateral (including, without limitation, duly executed instruments of transfer or assignment in blank in each case with respect to all such Collateral) which may now or hereafter come into its possession and all proxies, applications, acceptances, stock powers, chattel paper, documents, instruments or other evidences of payment or writing constituting or relating to any of the Collateral, and all such other assignments, certificates, supplemental writings, and financing statements and do all other acts or things as the Secured Party may reasonably request in order to, or more fully to, evidence and perfect the Security Interest; to promptly furnish to the Secured Party with any information or writings which the Secured Party may reasonably request concerning the Collateral; to allow the Secured Party to inspect all records of the Grantor relating to the Collateral, and to make and take away copies of such records during normal business hours (subject to the terms and conditions of the Loan Documents); to promptly notify the Secured Party of any material change in any fact or circumstances warranted or represented by the Grantor in this Agreement or in any other writing furnished by the Grantor to the Secured Party in connection with the Collateral; to promptly notify the Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the Security Interest, and at the request of the Secured Party, appear in and defend, at the Grantor's own cost and expense, any such action or proceedings; provided if the Grantor fails to so appear in and defend after request of the Secured Party, the Secured Party may in its sole discretion so appear in and defend, for which the Grantor hereby irrevocably grants the Secured Party a power of attorney to do or undertake any such actions and execute and deliver any such documents as the Grantor may deliver in any such appearance in and defense, such power of attorney being coupled with an interest, and all fees and expenses incurred by the Secured Party in such appearance in and defense shall be added to the Obligations secured by this Agreement; to promptly pay to the Secured Party the amount of all court costs and reasonable attorneys' fees incurred by the Secured Party hereunder; and not to vote, in any of the Grantor's capacities as shareholder, in favor of the issuance of any additional capital stock of either of the Companies without the prior express written consent of the Secured Party. [SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

Except to the extent required by Law, the Grantor hereby further covenants and agrees that, without the prior express written consent of the Secured Party, the Grantor shall not sell, assign, transfer, exchange or otherwise dispose of or grant any option with respect to the Collateral, or permit any of the Collateral or any interest therein, or any proceeds thereof, to ever be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any lien or encumbrance of any kind, except for presently existing liens noted above. The Grantor hereby further covenants and agrees that the Grantor will have title to and right to pledge any other property at any time hereafter pledged to the Secured Party as Collateral hereunder and will defend the Secured Party's right thereto and Security Interest therein. All assignments and endorsements by the Grantor shall be in such form and substance as may be reasonably satisfactory to the Secured Party. 6. Adjustments and Distributions Concerning Collateral. Should all or any portion of the Collateral, or any part thereof, ever be converted in any manner by either of the Companies into another type of property or any money or other proceeds ever be paid or delivered to the Grantor as a result of the Grantor's rights in the Collateral, then in any such event (except as expressly provided in Paragraph 7 hereof), all such property, money and other proceeds shall immediately be and become part of the Collateral, and the Grantor covenants and agrees to forthwith pay and deliver all money so received to the Secured Party; and, if the Secured Party deems it necessary and so requests, to properly endorse, assign or transfer any and all such other proceeds to the Secured Party and to deliver to the Secured Party any and all such other proceeds which require perfection by possession under the Uniform Commercial Code of the State of New Jersey or other appropriate jurisdiction (hereinafter, as from time to time amended and/or modified, referred to as the "UCC"). With respect to any of such property of a kind requiring an additional security agreement, financing statement or other writing to perfect a security interest therein in favor of the Secured Party, the Grantor will forthwith execute and deliver to the Secured Party whatever the Secured Party shall reasonably deem necessary or proper for such purposes. 7 Voting Rights; Dividends: etc. (i) Until such time as when the Secured Party is entitled to proceed against the Grantor pursuant to the Loan Agreement, the Note or any of the other Loan Documents: The Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement and the Loan Documents and which would not jeopardize this security or prevent its enforcement; provided, however, that the Grantor shall not exercise or refrain from exercising any such right if, in the Secured Party's reasonable judgment, such action or inaction would have a Material Adverse Effect or be inconsistent with or violate any provision of this Agreement and the Grantor shall give the Secured Party at least five (5) Business Days' express written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. In addition, the Grantor shall not exercise or refrain from exercising any such right which would result in the issuance of any stock or other securities of any nature in addition to or in exchange or substitution for the Collateral. The Grantor shall be entitled to receive and retain any and all dividends paid in respect of the Collateral; provided, however, that any and all: (1) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral, [SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

(2) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (3) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral, shall be, and shall be forthwith delivered to the Secured Party to hold as, Collateral and shall, if received by the Grantor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Grantor, and be forthwith delivered to the Secured Party as Collateral in the same form as so received (with any necessary endorsement). (c) The Secured Party shall execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other rights which he is entitled to exercise pursuant to subparagraph (a) above, and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to subparagraph (b) above. (ii) At such time as when the Secured Party is entitled to proceed against the Grantor pursuant to the Loan Documents: (a) All rights of the Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Paragraph 7( i) and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Paragraph 7( i) shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments. (b) All dividends and interest payments which are received by the Grantor contrary to the provisions of subparagraph (a) of this Paragraph 7( ii } shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement or instrument of transfer). 8. Default. The Grantor shall be in default under this Agreement upon the happening of any of the following events or conditions (hereinafter referred to as an "Event of Default"): The occurrence of an "Event of Default" as defined in the Loan Agreement; The filing of any financing statement with regard to the Collateral, other than relating to or permitted by this Agreement or any other Loan Document, or the attachment of any additional lien or security interest to any portion of the Collateral, for the benefit of any Person other than the Secured Party, other than those permitted by this Agreement or any other Loan Document; Failure of the Grantor to observe any of its covenants set forth in this Agreement, which failure shall have remained uncured for a period of five (5) Business Days after notice to the Grantor thereof, and If at any time, the Collateral does not comprise sixty-five percent (65%) of the authorized, issued and outstanding capital stock of each of the Companies, on a fully-diluted basis, after [SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

giving effect to the exercise or conversion of all outstanding rights to acquire such capital stock, which failure shall have remained uncured for a period of five (5) Business Days after notice to the Grantor thereof. Registration of Collateral in Name of Secured Party. At such time as when the Secured Party is entitled to proceed against the Grantor pursuant to the Loan Agreement, the Note or any of the other Loan Documents, the Secured Party, at its option, may have any or all of the Collateral registered in its name or that of its nominee, and the Grantor hereby covenants and agrees that, upon the Secured Party's request, the Grantor will cause each of the Companies to effect such registration at the Grantor's expense. Immediately thereafter and without further notice, whether or not the Collateral shall have been registered in the name of the Secured Party or its nominee, the Secured Party or its nominee shall have, with respect to the Collateral, the right to exercise all voting rights as to all shares subject to the Security Interest and, as to all of the Collateral, all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if it were the absolute owner thereof, including, but not limited to, the right to exchange any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of either of the Companies thereof, or upon the exercise by either of the Companies of any right, privilege, or option pertaining to any of the Collateral, and, in connection therewith, to deliver any of the Collateral to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible to the Grantor or any other Person for any failure to do so or delay in doing so. Thereafter, at such time as all Events of Default and Potential Events of Default have been cured, then the right to exercise all voting and other rights with respect to the Collateral shall revert to the Grantor. Upon any sale or other disposition, the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including the Secured Party) shall hold the Collateral free from any claim or right of whatever kind other than those imposed by applicable securities law, including any equity or right of redemption of the Grantor. The Grantor specifically waives all rights of redemption, stay or appraisal, to the extent permitted by law, which it had or may have under any rule of law or statute now existing or hereafter adopted. Remedies Upon Default. At such time as when the Secured Party is entitled to proceed against the Grantor pursuant to the Loan Agreement, the Note or any of the other Loan Documents, in addition to any and all other rights and remedies which the Secured Party may then have hereunder, under the UCC or otherwise, to the extent permitted by law, the Secured Party may at its option do any one or more of the following, without liability to the Grantor, except to account for property actually received by the Secured Party: (i) transfer to or register in the Secured Party's name or the name of its nominees (if the same has not already been done) any of the Collateral with or without indication of the security interest herein created, and whether or not so transferred or registered, receive the income, dividends and other distributions thereon and hold them or apply them to the Obligations in any order of payment; (ii) exercise or cause to be exercised all voting and corporate powers with respect to any of the Collateral so registered or transferred, including all rights to conversion, exchange, subscription or any other rights, privileges or options pertaining to such Collateral, as if the absolute owner thereof; (iii) insure any of the Collateral; (iv) exchange any of the Collateral for other property upon a reorganization, recapitalization or other readjustment and, in connection therewith, deposit any of the Collateral with any committee or depository upon such terms as the Secured Party may determine; (v) in its name or in the name of the Grantor demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage in the name [SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

of the Grantor; (vi) make any compromise or settlement deemed advisable with respect to any of the Collateral; (vii) renew, extend, or otherwise change the terms and conditions of any of the Collateral or the Obligations; (viii) take or release any other collateral as security for any of the Collateral or the Obligations; (ix) add or release any guarantor, endorser, surety or other party to any of the Collateral or the Obligations; (x) reduce its claim to judgment or foreclose or otherwise enforce the Security Interest, in whole or in part, by any available judicial procedure; (xi) without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith collect, receive, appropriate and realize upon the Collateral or any part thereof, and may forthwith, or agree to, sell, assign, give option or options to purchase, contract to sell or otherwise dispose of or deliver the Collateral or any part thereof or interest therein, in a commercially reasonable manner, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at the Secured Party's principal administrative office or elsewhere, at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral purchase the shares constituting the Collateral for investment without any intention to make any distribution thereof and subject to other restrictions as may be appropriate or necessary under applicable law) as it may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right of the Secured Party or any purchaser to purchase upon any such sale the whole or any part of the Collateral free from any right or equity or redemption in the Grantor, which apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and the Grantor hereby consents to any such appointment; (xii) at its discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that the Secured Party is entitled to do so under the UCC or otherwise; and (xiii) exercise any and all other rights it may have hereunder or under the UCC or otherwise. The Grantor hereby grants to the Secured Party an irrevocable proxy for the Collateral pursuant to which proxy the Secured Party shall be entitled to vote or consent in its discretion upon the occurrence and during the continuance of an Event of Default and in such event the Grantor covenants and agrees to deliver to the Secured Party such further evidence of the grant of such proxy as Secured Party may request. The net proceeds of any collection, recovery, receipt, appropriation, realization, sale or disposition of the Collateral or other action by the Secured Party after deducting all costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral, including, without limitation, attorneys' fees and legal expenses shall be applied pursuant to the Loan Facility as more fully set forth in the Loan Agreement, the Note and the other Loan Documents to the payment in whole or in part of the outstanding obligations due and owing under the Loan Agreement, the Note and the other Loan Documents. The Secured Party shall be under no duty to the Grantor or any other Person to exercise or to withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be responsible to the Grantor or any other Person for any failure to-do so or delay in so doing. 11. Securities Laws, Consents; etc. The Grantor hereby covenants and agrees that, because of the Securities Act of 1933, as amended (hereinafter referred to as "Securities Act"), or any other law or regulation, and for other reasons, there may be legal and/or practical restrictions or limitations affecting the Secured Party in any attempt to dispose of all or certain portions of the Collateral and for enforcement of its rights, for these reasons, the Secured Party is hereby authorized by the Grantor, but not obligated, at such time as when the Secured Party is entitled to proceed against the Grantor pursuant to the Loan Documents, to sell all or any part of the Collateral at private sale, subject to investment letter, or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with [SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

the Securities Act, or the rules and regulations promulgated thereunder, or any other laws or regulations, or which will permit the Collateral to be sold in a manner which will not violate any applicable laws or regulations, at the best price reasonably obtainable by the Secured Party at such private sale or other disposition in the manner mentioned above. The Grantor understands that the Secured Party may, in its discretion, approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any part or parts thereof, than that which would otherwise be obtainable if same were either offered to a large number of potential purchasers, or registered and sold in the open market. The Secured Party agrees that such private sales shall be made in a commercially reasonable manner and that the Secured Party has no obligation to delay sale of any Collateral to permit either of the Companies to register it for public sale under any applicable federal or state securities law. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of all or any part of the Collateral, the Grantor shall execute all such applications and other instruments as may be reasonably required in connection with securing any such consent, approval or authorization, and will otherwise cooperate to secure the same. Notification of Sale. Reasonable notification of the time and place of any public or private sale or other intended disposition of the Collateral is to be made, shall be sent to the Grantor and to any other Person entitled under the UCC to notice; provided that, to the extent permitted by law, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than five (5) Business Days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this Paragraph 12. Satisfaction of Obligation. Upon the termination and repayment in full of the Loan Facility, this Agreement shall terminate, and the Secured Party shall deliver to the Grantor, at the Grantor's expense, such of the Collateral in the Secured Party's possession as shall not have been sold or otherwise applied pursuant to this Agreement. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, sent by confirmed telecopy transmission or sent by over-night courier service or United States mail (registered or certified, with postage prepaid and properly addressed) and shall be deemed to have been given when delivered in person or by overnight courier service, upon receipt of a telecopy or telex during normal business hours or three (3) Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). All notices shall be sent to the applicable party at the following addresses or in accordance with the last unrevoked written direction from such party to the other parties hereto: If to the Grantor: With a copy to: Wayside Technology Group, Inc. 4 Industrial Way, 3rd Floor Eatontown, New Jersey 07724 Attention: Mr. Michael Vesey Chief Financial Officer Telecopy No.: (732) 389-1207 McCarter & English, LLP Two Tower Center Boulevard, 24th Floor East Brunswick, New Jersey 08816 [SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

Attention: David J. Sorin, Esq. Telecopy No.: (732) 352-7751 If to the Secured Party: Citibank, N.A. 99 Wood Avenue South, 2nd Floor Iselin, New Jersey 08830 Attention: Mr. Craig Heal Senior Vice President Telecopy No. (732) 650-3622 With a copy to: Reed Smith LLP Princeton Forrestal Village 136 Main Street, Suite 250 Princeton, New Jersey 08540 Attention: Nicholas J. Valvanis, Esq. Telecopy No.: (609) 951-0824 All notices, payments, requests, reports, information or demands so given shall be deemed effective upon receipt or, if mailed, upon receipt or the expiration of the third (3rd) day following the date of mailing, whichever occurs first, except that any notice of change in address shall be effective only upon receipt by the party to whom said notice is addressed. A failure to send the requisite copies does not invalidate an otherwise properly sent notice to the Grantor and/or the Secured Party. Secured Party Appointed Attorney-in-Fact. At such time as when the Secured Party is entitled to proceed against the Grantor pursuant to the Loan Documents, the Grantor hereby appoints the Secured Party as the Grantor's attorney-in-fact (coupled with an interest), with full authority in the place and stead of the Grantor and in the name of Grantor, or otherwise from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Grantor representing any dividend, interest payment or other distribution in respect of Collateral or any part thereof and to give full discharge for the same and will give the Grantor notice of any action taken and copies of any document executed. Reasonable Care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Financing Statement. The Secured Party shall have the right at any time to execute and file this Agreement as a financing statement, but the failure of the Secured Party to do so shall not impair the validity or enforceability of this Agreement. Further Assurances. The Grantor covenants and agrees that at any time and from time to time upon the written request of the Secured Party, the Grantor will execute and deliver such further documents and do such further acts and things as the Secured Party may reasonably request in order to effect the purposes of this Agreement. [SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Grantor and the Secured Party, and their respective successors and, assigns; provided, that the Grantor may not, without the prior express written consent of the Secured Party, assign any rights, powers, duties or obligations hereunder. Cumulative Remedies, No Waiver. The rights and remedies provided in this Agreement, the Loan Agreement and in all the other Loan Documents are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the UCC. The Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Secured Party, and then only to the extent therein set forth. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Performance by Secured Party of Grantor's Obligations. If the Grantor fails to perform or comply with any of its agreements contained herein, and the Secured Party, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Secured Party incurred in connection with such performance or compliance, together with interest thereon at the rate then provided for in respect of the Loan Facility made under the Loan Agreement, shall constitute Obligations secured hereby. Modification in Writing. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by a written instrument signed by both parties. Course of Dealing. No course of dealing between the Grantor and the Secured Party or any other Person, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Secured Party hereunder or under any of the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privileges Invalidity of Any Provision. The invalidity of any one or more phrases, sentences, clauses, paragraphs or sections hereof shall not affect the remaining portions of this Agreement, all of which are being inserted conditionally on their being held legally valid. In the event that any one or more of the phrases, sentences, clauses, paragraphs or sections contained herein should be invalid, or should operate to render this Agreement invalid, then this Agreement shall be construed as if such invalid phrase or phrases, sentence or sentences, clause or clauses, paragraph or paragraphs, or section or sections had not been inserted. The invalidity of any one or more phrases, sentences, clauses, paragraphs or sections hereof in any jurisdiction shall not invalidate or render unenforceable such phrase, sentence, clause, paragraph or section in any other jurisdiction. Governing Law. This Agreement is intended to be performed in the State of New Jersey, and the substantive laws of the State of New Jersey shall govern the validity, construction, enforcement and interpretation of this Agreement, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New Jersey. [SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Grantor and the Secured Party. WAIVER OF JURY TRIAL. THE GRANTOR AND THE SECURED PARTY HEREBY WAIVE ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA, ANY STATE OR TERRITORY, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN THE GRANTOR AND THE SECURED PARTY OR THEIR SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT. FURTHER, THE GRANTOR AND THE SECURED PARTY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. IT IS INTENDED THAT THIS WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDING. THE GRANTOR AND THE SECURED PARTY RECOGNIZE THAT ANY DISPUTE ARISING IN CONNECTION WITH THE LOAN FACILITY IS LIKELY TO BE COMPLEX AND CONSEQUENTLY THEY WISH TO STREAMLINE AND MINIMIZE THE COST OF THE DISPUTE RESOLUTION PROCESS BY AGREEING TO WAIVE THEIR RIGHTS TO A JURY TRIAL. 31. Credit Support Moment. This Agreement is intended to act (i) as a "Credit Support Document" (as such term is defined in the Hedging Agreement), with respect to the Grantor and is hereby made a part of the "Schedule" (as such term is defined in the Hedging Agreement) of the Hedging Agreement, which such Hedging Agreement includes the Schedules thereto and all "Confirmations" (as such term is defined in the Hedging Agreement) exchanged between the parties confirming transactions thereunder, and (ii) as a "transfer" under a swap agreement made by or to a swap participant, in connection with a swap agreement, within the meaning of Section 546(g) of the Bankruptcy Code. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] [SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as appropriate all on the day and year first hereinabove written. WAYSIDE TECHNOLOGY GROUP, INC., a Delaware corporation Michael Vesey Chief Financial Officer CITIBANK, N.A., as the Lender By: Craig Heal Senior Vice President [SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as appropriate all on the day and year first hereinabove written. WAYSIDE TECHNOLOGY GROUP, INC., a Delaware corporation By: Michael Vesey Chief Financial Officer CITIBANK, N.A., as the Lender By: Craig [seal Senior Vice President [SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]